FORD MOTOR CREDIT COMPANY
                JUNE 1996-A OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Aug-96
Distribution Date                                                  9/15/96


Total Portfolio                                          1,043,322,567.00
Total Securities                                         1,043,322,567.00
Class A-1 Notes                                            320,031,000.00
Class A-2 Notes                                            283,049,000.00
Class A-3 Notes                                            219,119,000.00
Class A-4 Notes                                            184,607,000.00
Class B Certificates                                        36,516,567.00


I. COLLECTIONS
Interest:
Interest Collections
   Simple Interest                                           5,907,689.81
   Pre Computed                                              3,076,065.76
Repurchased Loan Proceeds Related to Interest                        0.00
(C2)  Investment Earnings from Interest Shortfall Account
(C3)  Investment Earnings from Prefunding Account
(C4)  Investment Earnings from Yield Supplement Account
Total Interest Collections                                   8,983,755.57

Principal:
Principal Payments Received
   Simple Interest                                          22,086,997.87
   Pre Computed                                              9,985,397.55
Liquidation Proceeds                                           453,185.14
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 32,525,580.56
Aggregate Losses for Collection Period                         916,170.60
Total Regular Principal Reduction                           32,988,566.02

Total Collections                                           41,509,336.13

II. DISTRIBUTIONS
Total Interest Collections                                   8,983,755.57

Servicing Fee:
Servicing Fee Due                                              814,451.09
   Per $1,000 of Original Balance                                    0.78
Servicing Fee Paid                                             814,451.09
   Per $1,000 of Original Balance                                    0.78
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      1,244,535.00
      Per $1,000 of Original Balance                                 3.89
   Class A-1 Notes Monthly Interest Paid                     1,244,535.00
      Per $1,000 of Original Balance                                 3.89
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      1,486,007.25
      Per $1,000 of Original Balance                                 5.25
   Class A-2 Notes Monthly Interest Paid                     1,486,007.25
      Per $1,000 of Original Balance                                 5.25
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      1,186,894.58
      Per $1,000 of Original Balance                                 5.42
   Class A-3 Notes Monthly Interest Paid                     1,186,894.58
      Per $1,000 of Original Balance                                 5.42
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      1,038,414.38
      Per $1,000 of Original Balance                                 5.63
   Class A-4 Notes Monthly Interest Paid                     1,038,414.38
      Per $1,000 of Original Balance                                 5.63
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   4,955,851.21
      Per $1,000 of Original Balance                                 4.92
   Total Note Interest Paid                                  4,955,851.21
      Per $1,000 of Original Balance                                 4.92
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Interest
   Class B Certificates Monthly Interest Due                   213,013.31
      Per $1,000 of Original Balance                                 5.83
   Class B Certificates Monthly Interest Paid                  213,013.31
      Per $1,000 of Original Balance                                 5.83
   Class B Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   5,168,864.52
   Total Note and Certificate Interest Paid                  5,168,864.52
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Excess Interest after Note and Cert. Interest Payment        3,000,439.96
Net Losses/Liquidations Proceeds                               462,985.46
Excess Interest Available for Turbo                          2,537,454.50

Principal:
Noteholder's Principal Distribution Amounts
   Noteholder's Regular Principal Distribution Amount       32,988,566.02
      Per $1,000 of Original Balance                                32.77
   Noteholder's Accelerated Prin. Distribution Amount        2,537,454.50
      Per $1,000 of Original Balance                                 2.52
   Noteholder's Total Principal Distribution Amount         35,526,020.52
      Per $1,000 of Original Balance                                35.29
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Due                    35,526,020.52
      Per $1,000 of Original Balance                               111.01
   Class A-1 Notes Monthly Principal Paid                   35,526,020.52
      Per $1,000 of Original Balance                               111.01
   Class A-1 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
   Total Note Principal Due                                 35,526,020.52
      Per $1,000 of Original Balance                                35.29
  Total Note Principal Paid                                 35,526,020.52
      Per $1,000 of Original Balance                                35.29
  Total Note Principal Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
  Total Note Principal Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Prin. Carryover Shortfall                    0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Principal
   Class B Certificates Monthly Principal Due                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Principal Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Prin. Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Due                 35,526,020.52
   Total Note and Certificate Principal Paid                35,526,020.52
   Total Note and Certificate Principal Shortfall                    0.00
   Total Note and Certificate Prin. Carryover Shortfall              0.00
   Change in Total Note & Cert. Prin. Carryover Shortfal             0.00

Total Collections                                           41,509,336.13
Total Distributions                                         40,694,885.04

Amount of Draw from Reserve Account                                  0.00
Amount of Deposit into Reserve Account                               0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                              898,180,528.03
   Note Pool Factor                                             0.8921088
   Class A-1 Notes Balance                                 211,405,528.03
   Class A-1 Notes Pool Factor                                  0.6605783
   Class A-2 Notes Balance                                 283,049,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 219,119,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 184,607,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Certificates Balance                             36,516,567.00
   Class B Certificate Pool Factor                              1.0000000
   Total Note and Cert. Balance                            934,697,095.03
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.08 %
   Weighted Average Remaining Maturity (WAM)                        47.03
   Remaining Number of Receivables                              76,144.00
   Portfolio Receivable Balance                            944,352,738.84
Overcollateralization Information
   Overcollateralization                                     9,655,643.81
   Overcollateralization Percent                                     1.03 %
Equity Information
   Equity                                                   36,516,567.00
   Equity Percent                                                    3.91 %

IV. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           30,256,354.44
Draws:
   Draw for Servicing Fee                                            0.00
   Draw for Interest                                                 0.00
   Draw for Realized losses                                          0.00
Excess Interest Deposited into Reserve Account                       0.00
Reserve Account Balance Prior to Release                    30,256,354.44
Reserve Account Required Amount                             30,256,354.44
Reserve Account Release to Servicer                                  0.00
Ending Reserve Account Balance                              30,256,354.44
Change in Reserve Account Balance                                    0.00

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        453,185.14
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                     916,170.60
Charge-off Rate for Collection Period (annualized)                   0.58 %
Cumulative Net Losses for all Periods                          762,517.85
Delinquent Receivables:
   31-60 Days Delinquent                                    13,109,181.13
   61-90 Days Delinquent                                     1,716,600.60
   91-120 Days Delinquent                                      525,965.01
   120+ Days Delinquent                                         48,392.34

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.01
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00